UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2007

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Rock Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

102 Witmer Road, Horsham PA 19044
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2007, Neose Technologies, Inc. (the "Company") entered into a Commercial Premium Finance Agreement and Promissory Note ("Finance Agreement") with AFCO Credit Corporation ("Lender") to finance the insurance policy premiums due on certain insurance policies of the Company (the "Policies").

The amount financed under the Finance Agreement is $366,954 and, pursuant to its terms, the Company is required to make a payment of $41,833.16 during each of the 9 months beginning on March 15, 2007 and ending on November 15, 2007. Each payment includes an amount for principal and interest. Interest is calculated based on an annual percentage rate of 6.2%. To secure payment of the amounts financed under the Finance Agreement, the Company granted to the Lender a security interest in (a) all unearned premiums or dividends payable under the Policies, (b) loss payments which may reduce the unearned premiums, subject to any mortgagee or loss payee interests, and (c) any interest in any state guarantee fund relating to the Policies.

Lender may cancel the Policies after giving statutory notice and the full balance due to Lender under the Finance Agreement will be immediately payable if the Company does not pay any installment according to the terms of the Finance Agreement or any other agreement with Lender. If Lender cancels any of the Policies in accordance with the Finance Agreement, the Company will owe Lender a cancellation charge, if permitted, up to the limit specified by law. If the Company is late in payments by more than the number of days specified by law, the Company must pay a deliquency charge equal to the maximum charge permitted by law.

The Company may receive a refund of the finance charge if the account is voluntarily prepaid in full before the last installment due date as required or permitted by law, except that Lender may retain a service charge of $10.00. Any minimum or fully earned fees will be deducted as permitted by law.

The foregoing description of the Finance Agreement is qualified in its entirety by reference to the Finance Agreement, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K for year ended December 31, 2006.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the discussion under Item 1.01 above, which is incorporated herein by reference in its entirety.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section entitled “Factors Affecting the Company’s Prospects” in our Annual Report on Form 10-K for the year ended December 31, 2005, and discussions of potential risks and uncertainties in Neose’s subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

March 9, 2007	By:	A. Brian Davis

Name: A. Brian Davis
Title: Senior Vice President and Chief Financial Officer